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                                                                   Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our report dated March 24, 2000 with respect to the financial statements of Cytovia, Inc. included in the Current Report on Form 8-K/A of Maxim Pharmaceuticals, Inc., filed with the Securities and Exchange Commission.

                                                /s/ ERNST & YOUNG LLP

San Diego, California
August 18, 2000